INCOME TAXES	12 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
4.	INCOME TAXES

The principal components of the Company's net deferred tax assets consisted of the following at September 30:

	2014	2013
Net operating loss carryforwards	$2,731,492	$1,332,955
Capitalized expenditures	381,872	-
Research and experimentation credit carryforwards	63,368	32,559
Stock based compensation	501,175	115,171
Fixed assets	1,568	7,492
Accrued expenses	46,230	35,744
Gross deferred tax assets	3,725,705	1,523,921
Deferred tax asset valuation allowance	(3,725,705)	(1,523,921)

Net deferred tax assets	$-	$-

As of September 30, 2014 and 2013, the Company had federal net operating loss carryforwards of approximately $6,230,000 and $3,486,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2026. As of September 30, 2014 and 2013, the Company had federal research and experimentation credit carryforwards of $44,112 and $32,559, respectively, which may be available to offset future income tax liabilities and which would begin to expire in 2029.

As of September 30, 2014 and 2013, the Company had state net operating loss carryforwards of approximately $5,271,000 and $2,800,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2014. As of September 30, 2014 and 2013, the Company had state research and experimentation credit carryforwards of approximately $19,000 and $10,000, respectively, which may be able to offset future income tax liabilities and which would begin to expire in 2023.

As the Company has not yet achieved profitable operations, management believes the tax benefits as of September 30, 2014 and 2013 did not satisfy the realization criteria set forth in FASB ASC Topic 740, Income Taxes, and therefore has recorded a valuation allowance for the entire deferred tax asset. The valuation allowance increased in 2014 and 2013 by approximately $2,202,000 and $589,000, respectively. The Company’s effective income tax rate differed from the federal statutory rate due to state taxes and the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

The Company experienced an ownership change as a result of the Merger described in Note 6, causing a limitation on the annual use of the net operating loss carryforwards, which are subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382 and similar state provisions